UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 15, 2016 (Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2015-P2
(Central Index Key Number 0001659329)
(Exact name of issuing entity)

Macquarie US Trading LLC
(Central Index Key Number 0001634437)
Ladder Capital Finance LLC
(Central Index Key Number 0001541468)
Citigroup Global Realty Corp.
(Central Index Key Number 0001541001)
Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)
Société Générale
(Central Index Key Number 0001238163)
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)
(Exact name of registrant as specified in its charter)

North Carolina	333-206677-1	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 23, 2015, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2015-P2, Commercial Mortgage Pass-Through Certificates, Series 2015-P2 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2015-P2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 71 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 115 commercial, multifamily or manufactured housing community properties.

The Mortgage Loan identified as “Empire Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Empire Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Empire Mall Whole Loan”) that includes the Empire Mall Mortgage Loan and four other pari passu loans which are not assets of the Issuing Entity (the “Empire Mall Companion Loans”). As of April 13, 2016, the Empire Mall Whole Loan, including the Empire Mall Mortgage Loan, is being serviced and administered under a pooling and servicing agreement, dated as of April 1, 2016 (the “Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as asset representations reviewer and as operating advisor, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee, relating to the Citigroup Commercial Mortgage Trust 2016-P3 securitization transaction into which the Empire Mall Companion Loan was deposited. An execution copy of the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The terms and conditions of the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement applicable to the servicing of the Empire Mall Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 23, 2015; however, the special servicing arrangements under the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement differ in certain respects. For example, (i) the work out fees payable with respect to the Empire Mall Mortgage Loan is 1.0% per annum and the workout fee with respect to each mortgage loan will be no less than $25,000, however the workout fee under the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement has a maximum cap amount of $1,000,000 and (ii) the liquidation fee rate payable with respect to the Empire Mall Mortgage Loan is 1.0% per annum and the liquidation fee with respect to each mortgage loan will be no less than $25,000, however the liquidation fee under the Citigroup Commercial Mortgage Trust 2016-P3 Pooling and Servicing Agreement has a maximum cap amount of $1,000,000.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as asset representations reviewer and as operating advisor, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2016	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

By: /s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as asset representations reviewer and as operating advisor, Citibank, N.A., as certificate administrator and Wilmington Trust, National Association, as trustee.	(E)